Significant Accounting Policies Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Revenue Recognition, Policy [Policy Text Block]
Revenue Recognition:  The Company records revenue when persuasive evidence of an arrangement exists, delivery occurs or services are rendered, the sales price or fee is fixed or determinable and collectibility is reasonably assured. The Company ships product and records revenue pursuant to commercial agreements with its customers generally in the form of an approved purchase order, including the effects of contractual customer price productivity. The Company does negotiate discrete price changes with its customers, which are generally the result of unique commercial issues between the Company and its customers. The Company records amounts associated with discrete price changes as a reduction to revenue when specific facts and circumstances indicate that a price reduction is probable and the amounts are reasonably estimable. The Company records amounts associated with discrete price changes as an increase to revenue upon execution of a legally enforceable contractual agreement and when collectibility is reasonably assured.

Services revenues are recognized as services are rendered and associated costs of providing such services are recorded as incurred. Services revenues and related costs included approximately $30 million in 2009 of contractual reimbursement from Ford under the Amended Reimbursement Agreement for costs associated with the separation of ACH leased employees no longer required to provide such services.

Foreign Currency, Policy [Policy Text Block]
Foreign Currency: Assets and liabilities of the Company’s non-U.S. businesses are translated into U.S. Dollars at end-of-period exchange rates and the related translation adjustments are reported in the consolidated balance sheets under the classification of Accumulated other comprehensive (loss) income. The effects of remeasuring assets and liabilities of the Company’s non-U.S. businesses that use the U.S. Dollar as their functional currency are included in the consolidated statements of operations as transaction gains and losses. Income and expense elements of the Company’s non-U.S. businesses are translated into U.S. Dollars at average-period exchange rates and are reflected in the consolidated statements of operations. Additionally, gains and losses resulting from transactions denominated in a currency other than the functional currency are included in the consolidated statements of operations as transaction gains and losses. Net transaction gains and losses decreased net income by $4 million in 2011. Net transaction gains and losses increased net income by less than $1 million in the three months ended December 31, 2010 and $12 million in the nine months ended October 1, 2010. Net transaction gains and losses decreased net income by $18 million in 2009.

Restructuring, Policy [Policy Text Block]
Restructuring: The Company defines restructuring expense to include costs directly associated with exit or disposal activities. Such costs include employee severance, special termination benefits, pension and other postretirement benefit plan curtailments and/or settlements, contract termination fees and penalties, and other exit or disposal costs. In general, the Company records employee-related exit and disposal costs when such costs are probable and estimable, with the exception of one-time termination benefits and employee retention costs, which are recorded when earned. Contract termination fees and penalties and other exit and disposal costs are generally recorded when incurred.

Environmental Costs, Policy [Policy Text Block]
Environmental Costs: Costs related to environmental assessments and remediation efforts at operating facilities, previously owned or operated facilities, and Superfund or other waste site locations are accrued when it is probable that a liability has been incurred and the amount of that liability can be reasonably estimated. Estimated costs are recorded at undiscounted amounts, based on experience and assessments and are regularly evaluated. The liabilities are recorded in other current liabilities and other non-current liabilities in the Company’s consolidated balance sheets.

Other Costs, Policy [Policy Text Block]
Other Costs: Advertising and sales promotion costs, repair and maintenance costs, research and development costs, and pre-production operating costs are expensed as incurred. Research and development expenses include salary and related employee benefits, contractor fees, information technology, occupancy, telecommunications and depreciation. Advertising costs were not material to the Company's consolidated statements of operations. Research and development costs were $326 million in 2011, $89 million in the three months ended December 31, 2010, $264 million in the nine months ended October 1, 2010, and $328 million in 2009. Shipping and handling costs are recorded in the Company’s consolidated statements of operations as “Cost of sales.”

Cash and Equivalents, Policy [Policy Text Block]
Cash and Equivalents:  The Company considers all highly liquid investments purchased with a maturity of three months or less, including short-term time deposits, commercial paper, repurchase agreements and money market funds to be cash equivalents.

Restricted Cash, Policy [Policy Text Block]
Restricted Cash: Restricted cash represents amounts designated for uses other than current operations and includes $11 million related to the Letter of Credit Reimbursement and Security Agreement, and $12 million related to cash collateral for other corporate purposes at December 31, 2011. Restricted cash decreased by $51 million during 2011 primarily due to the disbursement of previously escrowed funds to settle reorganization related professional fees.

Accounts Receivable and Allowance for Doubtful Accounts, Policy [Policy Text Block]
Accounts Receivable and Allowance for Doubtful Accounts: Accounts receivable are stated at historical value, which approximates fair value. The Company does not generally require collateral from its customers. Accounts receivable are reduced by an allowance for amounts that may be uncollectible in the future. This estimated allowance is determined by considering factors such as length of time accounts are past due, historical experience of write-offs and customer financial condition. If not reserved through specific examination procedures, the Company’s general policy for uncollectible accounts is to reserve based upon the aging categories of accounts receivable. Past due status is based upon the invoice date of the original amounts outstanding. Included in selling, general and administrative (“SG&A”) expenses are provisions for estimated uncollectible accounts receivable of $8 million, $3 million and $5 million for the year ended December 31, 2011, the nine-month Predecessor period ended October 1, 2010 and the year ended December 31, 2009, respectively, and recoveries in excess of provisions for estimated uncollectible accounts receivable of $4 million for the three–month Successor period ended December 31, 2010. The allowance for doubtful accounts balance was $8 million and $23 million at December 31, 2011 and December 31, 2009, respectively. No reserve for doubtful accounts was recorded at December 31, 2010 primarily due to the adoption of fresh-start accounting on October 1, 2010 (see Note 4, “Fresh-Start Accounting” for additional details).

Inventories, Policy [Policy Text Block]
Inventories: Inventories are stated at the lower of cost, determined on a first-in, first-out (“FIFO”) basis, or market. Inventories are reduced by an allowance for excess and obsolete inventories based on management’s review of on-hand inventories compared to historical and estimated future sales and usage. Inventory reserves were $24 million and $6 million at as of December 31, 2011 and 2010, respectively. Inventory reserves increased during 2011 as inventory was recorded at fair value in connection with the adoption of fresh-start accounting on October 1, 2010 (see Note 4, “Fresh-Start Accounting” for additional details).

Product Tooling, Policy [Policy Text Block]
Product Tooling: Product tooling includes molds, dies and other tools used in production of a specific part or parts of the same basic design. It is generally required that non-reimbursable design and development costs for products to be sold under long-term supply arrangements be expensed as incurred and costs incurred for molds, dies and other tools that will be owned by the Company or its customers and used in producing the products under long-term supply arrangements be capitalized and amortized over the shorter of the expected useful life of the assets or the term of the supply arrangement. Contractually reimbursable design and development costs that would otherwise be expensed are recorded as an asset as incurred. Product tooling owned by the Company is capitalized as property and equipment, and amortized to cost of sales over its estimated economic life, generally not exceeding six years. The net book value of product tooling owned by the Company was $80 million and $84 million as of December 31, 2011 and 2010, respectively. The Company had receivables of $30 million and $26 million as of December 31, 2011 and 2010, respectively, related to production tools in progress, which will not be owned by the Company and for which there is a contractual agreement for reimbursement from the customer.

Property and Equipment, Policy [Policy Text Block]
Property and Equipment: Property and equipment are stated at cost or fair value for impaired assets. However, as a result of the adoption of fresh-start accounting property and equipment were re-measured and adjusted to estimated fair value as of October 1, 2010 (see Note 4, “Fresh-Start Accounting”). Depreciation expense is computed principally by the straight-line method over estimated useful lives for financial reporting purposes and by accelerated methods for income tax purposes in certain jurisdictions. See Note 9, “Property and Equipment” for additional details.

Certain costs incurred in the acquisition or development of software for internal use are capitalized. Capitalized software costs are amortized using the straight-line method over estimated useful lives generally ranging from 3 to 8 years. The net book value of capitalized software costs was approximately $20 million and $15 million at December 31, 2011 and 2010, respectively. Related amortization expense was approximately $6 million, $2 million, $18 million, and $27 million for the year ended December 31, 2011, the three-month Successor period ended December 31, 2010, nine-month Predecessor period ended October 1, 2010 and the year ended December 31, 2009, respectively. Amortization expense of approximately $6 million, $5 million, $2 million and $1 million is expected for the annual periods ended December 31, 2012, 2013, 2014 and 2015, respectively.

Asset impairment charges are recorded when events and circumstances indicate that such assets may not be recoverable and the undiscounted net cash flows estimated to be generated by those assets are less than their carrying amounts. If estimated future undiscounted cash flows are not sufficient to recover the carrying value of the assets, an impairment charge is recorded for the amount by which the carrying value of the assets exceeds fair value. The Company classifies assets and liabilities as held for sale when management approves and commits to a formal plan of sale, generally following board of director approval, and it is probable that the sale will be completed within one year. The carrying value of the assets and liabilities held for sale are recorded at the lower of carrying value or fair value less cost to sell, and the recording of depreciation is ceased. For impairment purposes, fair value is determined using appraisals, management estimates or discounted cash flow calculations.

Definite-lived Intangible Assets, Policy [Policy Text Block]
Definite-Lived Intangible Assets: In connection with the adoption of fresh-start accounting identifiable intangible assets were recorded at their estimated fair value as of October 1, 2010 (see Note 4, “Fresh-Start Accounting”). Definite-lived intangible assets, primarily including developed technology and customer-related assets, are amortized on a straight-line basis over estimated useful lives. Definite-lived intangible assets must be assessed for impairment when events and circumstances indicate that such assets may not be recoverable and the undiscounted net cash flows estimated to be generated by those assets are less than their carrying amounts. Under such circumstances, an impairment charge is recorded for the amount by which the carrying value of the intangible asset exceeds its estimated fair value. See Note 11, “Intangible Assets” for additional details.

Indefinite-lived Intangible Assets, Policy [Policy Text Block]
Indefinite-Lived Intangible Assets: In connection with the adoption of fresh-start accounting identifiable intangible assets were recorded at their estimated fair value as of October 1, 2010 (see Note 4, “Fresh-Start Accounting”). Indefinite-lived intangible assets are not amortized, but are tested at least annually for impairment by reporting unit. Impairment testing is also required if an event or circumstance indicates that an impairment is more likely than not to have occurred. In testing for impairment the fair value of each reporting unit is compared to its carrying value. If the carrying value exceeds fair value an impairment loss is measured and recognized. See Note 11, “Intangible Assets” for additional details.

Debt Issuance Costs, Policy [Policy Text Block]
Debt Issuance Costs: The costs related to the issuance or modification of long-term debt are deferred and amortized into interest expense over the life of each respective debt issue. Deferred amounts associated with debt extinguished prior to maturity are expensed.

Pensions and Other Postretirement Employee Benefits, Policy [Policy Text Block]
Pensions and Other Postretirement Employee Benefits: Pensions and other postretirement employee benefit costs and related liabilities and assets are dependent upon assumptions used in calculating such amounts. These assumptions include discount rates, expected return on plan assets, health care cost trends, compensation and other factors. In accordance with GAAP, actual results that differ from the assumptions used are accumulated and amortized into expense over future periods.

Product Warranty and Recall, Policy [Policy Text Block]
Product Warranty: The Company accrues for warranty obligations for products sold based on management estimates, with support from its sales, engineering, quality and legal functions, of the amount that eventually will be required to settle such obligations. This accrual is based on several factors, including contractual arrangements, past experience, current claims, production changes, industry developments and various other considerations.

Product Recall: The Company accrues for product recall claims related to probable financial participation in customers’ actions to provide remedies related primarily to safety concerns as a result of actual or threatened regulatory or court actions or the Company’s determination of the potential for such actions. The Company accrues for recall claims for products sold based on management estimates, with support from the Company’s engineering, quality and legal functions. Amounts accrued are based upon management’s best estimate of the amount that will ultimately be required to settle such claims.

Income Taxes, Policy [Policy Text Block]
Income Taxes: Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company records a valuation allowance to reduce deferred tax assets when it is more likely than not that such assets will not be realized. This assessment requires significant judgment, and must be done on a jurisdiction-by-jurisdiction basis. In determining the need for a valuation allowance, all available positive and negative evidence, including historical and projected financial performance, is considered along with any other pertinent information.

Financial Instruments, Policy [Policy Text Block]
Financial Instruments: The Company uses derivative financial instruments, including forward contracts, swaps and options, to manage exposures to changes in currency exchange rates and interest rates. All derivative financial instruments are classified as “held for purposes other than trading.” The Company’s policy specifically prohibits the use of derivatives for speculative purposes.

Fair Value Measurements, Policy [Policy Text Block]
Fair Value Measurements: The Company uses fair value measurements in the preparation of its financial statements, which utilize various inputs including those that can be readily observable, corroborated or are generally unobservable. The Company utilizes market-based data and valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. Additionally, the Company applies assumptions that market participants would use in pricing an asset or liability, including assumptions about risk.